Summary Prospectus April 30, 2010

ING Legg Mason ClearBridge Aggressive Growth Portfolio (formerly, ING Legg Mason Partners Aggressive Growth Portfolio)

Class / Ticker	ADV/IMEAX; S/IMESX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, and most recent financial report to shareholders dated December 31, 2009 are incorporated by reference into (are legally considered part of) this Summary Prospectus. For free paper or electronic copies of the Prospectus and other Portfolio information (including the SAI and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature, email a request to Literature_request@INGFunds.com, call 1-800-262-3862, or ask your salesperson, financial intermediary, or retirement plan administrator.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Administrative Services Agreement provides for a “bundled fee” arrangement under which the Administrator provides administrative services for a single fee.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

		ADV	S
Management Fees	%	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.13	0.13
Other Expenses	%	0.00	0.00
Total Annual Portfolio Operating Expenses	%	1.33	1.08
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$135	421	729	1,601
S	$110	343	595	1,317

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Porfolio’s portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies that the Sub-Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500® Index. The Portfolio may invest in securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio’s assets may be invested in the securities of such companies. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio may invest directly up to 25% of its assets (at the time of investment) in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities,

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its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser emphasizes individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. The Sub-Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Sub-Adviser considers whether the company may benefit from: new technologies, products or services, new cost reducing measures, changes in management, and favorable changes in government regulations.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities  Convertible securities are securities that are convertible into or exercisable for common stock at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency  To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Growth Investing  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment

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company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ and Class I shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’, Class S shares’, and Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class I shares’ performance has been adjusted to reflect the higher expenses of the Class ADV shares. The Class ADV shares, Class S shares, and Class I shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class I shares’ performance would be higher than Class ADV shares’ and Class S shares’ performance because of the higher expenses paid by Class ADV shares and Class S shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations in effect, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class I shares’ performance (2000-2001) and Class ADV shares’ performance (2002-2009).

Calendar Year Total Returns (as of December 31 of each year)

Best quarter: 4th, 2001, 25.88% and Worst quarter: 3rd, 2001, (30.91)%

Average Annual Total Returns% (for the periods ended December 31, 2009)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	31.62	(1.04)	(1.18)	12/10/01
Class S	%	31.98	(0.80)	(0.94)	12/10/01
Russell 3000® Growth Index[1]	%	37.01	1.58	1.10[2]	—
S&P 500® Index[1]	%	26.46	0.42	1.69[2]	—
Class I (adjusted)%		31.66	(1.05)	(7.01)	11/28/97
Russell 3000® Growth Index[1]	%	37.01	1.58	(3.79)[2]	—
S&P 500® Index[1]	%	26.46	0.42	(0.95)[2]	—
1	The index returns do not reflect deductions for fees, expenses or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ClearBridge Advisors, LLC
Portfolio Managers
Richard Freeman	Evan Bauman
Portfolio Manager (since 04/07)	Portfolio Manager (since 04/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

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apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

SPRO-IPILMCAGSA

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